UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

Advantage Global SmallCap Fund

Mid Cap Dividend Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT	BLACKROCK®

Managed Account Series

▶   Advantage Global SmallCap Fund

▶   Mid Cap Dividend Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	3

Fund Summary as of August 31, 2017	Advantage Global SmallCap Fund

Investment Objective

Advantage Global SmallCap Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On June 28, 2017, the Board of the Fund approved a change of the fiscal year of the Fund from April 30 to August 31.

Portfolio Management Commentary

How did the Fund perform?

•

For the four-month fiscal period ended August 31, 2017, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

•

During the period from May 1, 2017 to June 12, 2017, the largest contributor to relative performance was stock selection in the information technology (“IT”) sector, which was strongest in the software and semiconductors & semiconductor equipment industry. This was followed by strong stock selection in the financials industry, especially among banks. Individual security selection was also additive to returns in the materials, consumer discretionary, consumer staples and energy sectors during the period.

•

The evolution of the broader reflationary regime that began in the first quarter of 2017 showed evidence of stronger sustained global growth, which continued to filter through expectations of informed market participants. In keeping with this theme, the Fund’s outperformance during the period of June 12, 2017 through August 31, 2017 was driven primarily by a composite of sentiment signals as the market continued touching new highs. Specifically, a signal that captures trends in sell-side analyst reports through text-based analyses was effective across industrials and technology stocks. In particular, the portfolio broadly benefited from an overweight to and stock selection within construction companies. Additionally, evaluating informed investor flow, such as analyzing what stocks hedge funds are shorting, was particularly effective in U.S. financials. Finally, geographic positioning within non-E.U. European countries, such as Norway and Switzerland, was additive toward period-end.

•

The most significant detractor from relative performance for the period from May 1, 2017 through June 12, 2017 was selection in the health care sector, which was weakest in the health care equipment & supplies industry. This was followed by selection in the industrials sector, which was notably weak within machinery, and in real estate investment trusts where selection was most detrimental in the real estate management & development industry.

•

During the period from June 12, 2017 to August 31, 2017, the Fund’s performance was constrained by insights that capture company fundamentals. In particular, quality-based signals struggled as the market rewarded growth assets in the broad movement higher. Evaluating company quality through efficiency in generating operating cash flows broadly detracted. Similarly, a value-based insight that compares relative valuations across cash flows was unrewarded. Both of these cash flow-based signals struggled across U.S. retail stocks. Finally, a signal that rewards companies that avoid diluting existing shareholders declined.

Describe recent portfolio activity.

•

Effective June 12, 2017, the Fund, a series of Managed Account Series, changed its name to Advantage Global SmallCap Fund. Concurrently, there were changes to its investment strategy. The Fund is now being managed by BlackRock’s Scientific Active Equity (“SAE”) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets. The SAE team is a pioneer in managing scientific active equities, having run funds for institutional clients since 1985, and its robust process is backed by nearly 100 highly qualified fund managers, researchers and strategists with a diverse set of backgrounds spanning academia, data science, finance and economics.

Describe portfolio positioning at period end.

•

As of period-end, the Fund’s largest sector overweight relative to the MSCI All Country World Small Cap Index was consumer discretionary followed by materials and information technology. The largest sector underweights were financials, consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Advantage Global SmallCap Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]

Under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in small cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Global SmallCap Portfolio.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[4]	A free float-adjusted market capitalization index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended August 31, 2017

			Average Annual Total Returns[2,5]
	4-Month Total Returns	6-Month Total Returns	1 Year	5 Years	10 Years
Advantage Global SmallCap Fund	5.43%	8.26%	15.34%	11.87%	6.89%
MSCI World Index	5.11	7.80	16.19	11.10	4.47
MSCI All Country World Small Cap Index	4.75	7.76	16.89	12.00	6.12

[5]	See “About Fund Performance” on page 9.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value May 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[6]	Beginning Account Value May 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Advantage Global SmallCap Fund	$1,000.00	$1,082.60	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	5

Advantage Global SmallCap Fund

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Aspen Technology, Inc.	1%
Svenska Cellulosa AB SCA, Class B	1
Logitech International SA, Registered Shares	1
NCR Corp.	1
Chemed Corp.	1
Aurubis AG	1
Tekfen Holding A/S	1
WellCare Health Plans, Inc.	1
RLJ Lodging Trust	1
Subsea 7 SA	1

Geographic Allocation	Percent of Net Assets
United States	50%
Japan	9
United Kingdom	6
Germany	4
Sweden	4
Taiwan	3
Canada	3
China	3
Switzerland	2
Singapore	2
Turkey	2
Other[1]	13
Liabilities in Excess of Other Assets	(1)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

6	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Fund Summary as of August 31, 2017	Mid Cap Dividend Fund

Investment Objective

Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

On June 28, 2017, the Board of the Fund approved a change of the fiscal year of the Fund from April 30 to August 31.

Portfolio Management Commentary

How did the Fund perform?

•

For the four-month fiscal period ended August 31, 2017, the Fund underperformed its new benchmark, the Russell MidCap® Value Index, and its former benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

The largest detractor from the Fund’s relative performance during the four-month period came from stock selection in the consumer discretionary sector. Increasing competitive pressure in the retail space negatively impacted holdings in the specialty retail industry, most notably positions in Foot Locker Inc., Dicks Sporting Goods Inc., and Bed Bath and Beyond Inc. Stock selection in the financials sector also detracted from relative performance, principally due to holdings of Assurant Inc. within insurance and Cullen/Frost Bankers, Inc. among banks. In consumer staples, stock selection detracted from relative performance as well, most notably due to portfolio positions SUPERVALU Inc. and The Kroger Co. within the food & staples retailing industry. In health care, selection among pharmaceuticals firms weighed on relative performance, as did selection among health care providers & services names. Lastly, stock selection and allocation decisions in the real estate and energy sectors also detracted from relative results.

•

The largest positive contribution to relative performance for the period came from stock selection in the telecommunication services (“telecom”) sector. Notably, the decision to not hold Frontier Communications Corp. and an overweight position in Telephone and Data Systems, Inc. proved to be beneficial. Additionally, overweight exposure to the information technology (“IT”) sector, specifically to the semiconductors & semiconductor equipment and internet software & services industries, bolstered relative returns. Lastly, an overweight to the materials sector added to relative performance.

Describe recent portfolio activity.

•

Effective June 12, 2017, Mid Cap Value Opportunities Portfolio, a series of Managed Account Series, changed its name to Mid Cap Dividend Fund of Managed Account Series. Concurrently, there were changes to the Fund’s investment strategy and benchmark, which required significant turnover to reposition the portfolio according to its new investment strategy. During the four-month period, the portfolio’s exposure to the telecom, energy, utilities, financials, IT and health care sectors was increased. Positioning in consumer staples was relatively unchanged, and allocations to the industrials, consumer discretionary, real estate and materials sectors was reduced.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the benchmark Russell MidCap® Value Index in the IT, health care and telecom sectors, with underweight positions in real estate, industrials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Analog Devices, Inc.	2%
FirstEnergy Corp.	2
Great Plains Energy, Inc.	2
Telephone & Data Systems, Inc.	2
CDW Corp.	2
Entergy Corp.	2
Regions Financial Corp.	2
SunTrust Banks, Inc.	2
Assurant, Inc.	2
Lamar Advertising Co., Class A	2

Sector Allocation	Percent of Net Assets
Financials	20%
Information Technology	16
Utilities	11
Health Care	10
Energy	8
Consumer Discretionary	8
Industrials	7
Real Estate	6
Materials	6
Consumer Staples	4
Telecommunication Services	3
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	7

Mid Cap Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.

[2]

Under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Mid Cap Value Opportunities Portfolio.

[3]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float-adjusted, capitalization-weighted index of approximately 793 of the smallest issuers in the Russell 1000® Index and includes securities issued by issuers which range in size between approximately $10 million and $85 billion, although this range may change from time to time.

[4]

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

Performance Summary for the Period Ended August 31, 2017

			Average Annual Total Returns[2,5]
	4-Month Total Returns	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Dividend Fund	(1.37)%	(3.46)%	9.08%	12.88%	8.48%
Russell MidCap® Value Index	0.60	0.06	10.82	14.22	7.82
S&P MidCap 400® Value Index	(0.55)	(1.28)	12.09	14.14	8.09

[5]	See “About Fund Performance” on page 9.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value May 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[6]	Beginning Account Value May 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[6]	Annualized Expense Ratio
Mid Cap Dividend Fund	$1,000.00	$965.40	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

[6]

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 123/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC, the Funds’ investment adviser, contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. This agreement has no fixed termination date. Without such waiver and/or reimbursement, each Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2017 and held through August 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	9

Schedule of Investments August 31, 2017	Advantage Global SmallCap Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.1%
Ansell Ltd.	1,583	$27,491
Australian Pharmaceutical Industries Ltd.	20,253	23,653
Cabcharge Australia Ltd.	2,806	4,662
CSR Ltd.	32,096	103,446
GDI Property Group	26,423	23,105
OZ Minerals Ltd.	23,363	151,793
Regis Resources Ltd.	83,309	277,493
Sandfire Resources NL	35,224	167,027
Sigma Healthcare Ltd.	64,873	44,226
Southern Cross Media Group Ltd.	12,628	13,021
St Barbara Ltd.	102,888	233,237
Whitehaven Coal Ltd. (a)	27,902	78,184

		1,147,338
Austria — 0.7%
IMMOFINANZ AG (a)	130,918	347,101
Lenzing AG	1,774	279,821
S IMMO AG (a)	4,485	73,253
UNIQA Insurance Group AG	567	5,762

		705,937
Belgium — 0.9%
Ackermans & van Haaren NV	3,186	535,543
Bekaert SA	6,882	328,514
Galapagos NV (a)	602	55,620
Orange Belgium SA	522	12,559

		932,236
Brazil — 0.6%
Banco do Estado do Rio Grande do Sul SA, Preference B Shares (a)	26,007	139,294
BR Properties SA	13,511	45,454
Cia de Saneamento de Minas Gerais-COPASA (a)	6,110	83,638
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	44,497	224,757
Fleury SA (a)	7,090	71,579
Guararapes Confeccoes SA (a)	196	7,900
JSL SA (a)	11,496	29,216
Multiplus SA	3,332	39,694

		641,532
Canada — 2.8%
Aecon Group, Inc.	1,039	14,219
B2Gold Corp. (a)	46,195	126,886
BRP, Inc.	16,743	556,424
Canaccord Genuity Group, Inc.	1,801	6,779
Canfor Corp. (a)	613	10,736
Canfor Pulp Products, Inc.	1,704	17,916
Capital Power Corp.	306	6,435
Celestica, Inc. (a)	9,673	111,002
Choice Properties Real Estate Investment Trust	5,243	55,002

Common Stocks	Shares	Value
Canada (continued)
Cogeco Communications, Inc.	3,446	$257,881
Cogeco, Inc.	775	51,207
Colliers International Group, Inc.	174	9,049
Dream Industrial Real Estate Investment Trust	874	6,334
FirstService Corp.	237	16,510
Hudbay Minerals, Inc.	2,664	23,232
Just Energy Group, Inc.	20,333	117,398
Lundin Mining Corp.	72,676	549,398
Martinrea International, Inc.	7,191	62,768
Norbord, Inc.	3,774	129,956
Surge Energy, Inc.	3,168	5,049
Trevali Mining Corp. (a)	649,950	749,492
Western Forest Products, Inc.	6,604	14,015

		2,897,688
China — 2.5%
361 Degrees International Ltd.	173,000	74,634
Agile Group Holdings Ltd.	18,000	21,609
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	10,000	13,227
BYD Electronic International Co. Ltd. (b)	274,500	760,661
China Aoyuan Property Group Ltd.	171,000	72,459
China Merchants Land Ltd.	98,000	19,726
China Overseas Property Holdings Ltd.	35,000	7,445
China Pioneer Pharma Holdings Ltd.	82,000	26,033
China SCE Property Holdings Ltd.	66,000	33,774
China Shineway Pharmaceutical Group Ltd.	40,000	36,556
China Suntien Green Energy Corp. Ltd.	167,000	36,335
Chu Kong Shipping Enterprises Group Co. Ltd.	134,000	34,610
CIFI Holdings Group Co. Ltd.	98,000	55,218
Fufeng Group Ltd. (a)	259,000	164,878
Goldpac Group Ltd.	40,000	11,858
Greatview Aseptic Packaging Co. Ltd.	10,000	6,145
Hisense Kelon Electrical Holdings Co. Ltd.	58,000	68,925
Hua Hong Semiconductor Ltd. (c)	42,000	55,809
KWG Property Holding Ltd.	289,500	263,841
Lonking Holdings Ltd.	353,000	140,898
NVC Lighting Holding Ltd. (a)	48,000	5,968
Phoenix New Media Ltd. — ADR (a)	7,238	32,571
Powerlong Real Estate Holdings Ltd.	145,000	73,441
Qingling Motors Co. Ltd.	50,000	16,117
Shui On Land Ltd.	451,500	105,748
Sinotruk Hong Kong Ltd.	190,000	210,711
Tianneng Power International Ltd.	18,000	15,422
Welling Holding Ltd.	24,000	4,362
Xinyuan Real Estate Co. Ltd. — ADR	2,096	10,522
Yuexiu Transport Infrastructure Ltd.	52,000	39,891
Yuzhou Properties Co. Ltd.	182,000	117,069
Zhongsheng Group Holdings Ltd.	54,000	117,603

		2,654,066

Portfolio Abbreviations
ADR	American Depositary Receipts	GDR	Global Depositary Receipt	REIT	Real Estate Investment Trusts
EUR	Euro	JPY	Japanese Yen	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	MSCI	Morgan Stanley Capital International	USD	U.S. Dollar
GBP	British Pound

See Notes to Financial Statements.

10	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
Czech Republic — 0.1%
Philip Morris CR A/S	87	$61,712
Denmark — 0.1%
Bavarian Nordic A/S (a)	345	24,031
GN Store Nord A/S	408	13,539
Royal Unibrew A/S	1,310	71,839

		109,409
Finland — 1.1%
Atria OYJ	459	6,175
Finnair OYJ	5,832	66,303
Sanoma OYJ	4,167	39,139
Valmet OYJ	54,927	1,042,332

		1,153,949
France — 0.2%
Beneteau SA	728	11,656
Cie des Alpes	942	27,474
DBV Technologies SA (a)	136	12,034
Esso SA Francaise (a)	123	8,214
GL Events	539	16,170
Metropole Television SA	2,915	64,124
Tarkett SA	548	22,683

		162,355
Georgia — 0.0%
BGEO Group PLC	681	30,422
Germany — 3.9%
Aareal Bank AG	27,996	1,146,901
Amadeus Fire AG	233	20,384
Aurubis AG	14,277	1,276,640
Biotest AG (b)	489	16,588
CECONOMY AG	9,635	105,526
Cewe Stiftung & Co. KGaA	1,451	124,606
DIC Asset AG	2,175	24,504
Draegerwerk AG & Co. KGaA	227	17,727
Draegerwerk AG & Co. KGaA, Preference Shares	414	44,353
Evotec AG (a)	3,327	64,034
MorphoSys AG (a)	278	19,795
Suedzucker AG	56,610	1,204,855

		4,065,913
Greece — 0.5%
Motor Oil Hellas Corinth Refineries SA	22,602	508,338
Hong Kong — 1.4%
CK Life Sciences Int’l Holdings, Inc.	184,000	14,404
Emperor Entertainment Hotel Ltd.	35,000	8,689
Giordano International Ltd.	48,000	28,481
G-Resources Group Ltd. (a)	315,000	3,864
K Wah International Holdings Ltd.	243,000	140,779
Kingboard Chemical Holdings Ltd.	121,000	661,428
Kingboard Laminates Holdings Ltd.	186,000	316,059
Lee & Man Paper Manufacturing Ltd.	48,000	56,087
Regal Real Estate Investment Trust	19,000	5,954
Road King Infrastructure Ltd.	17,000	22,618
SSY Group Ltd.	56,000	25,992
Sun Hung Kai & Co. Ltd.	20,000	13,335
Texwinca Holdings Ltd.	18,000	10,362
Yuexiu Real Estate Investment Trust	176,000	115,901

		1,423,953
Hungary — 0.3%
Magyar Telekom Telecommunications PLC	140,265	266,577
India — 0.8%
Chennai Petroleum Corp. Ltd.	11,698	82,202

Common Stocks	Shares	Value
India (continued)
Federal Bank Ltd.	28,431	$48,339
Great Eastern Shipping Co. Ltd.	4,174	26,027
Karur Vysya Bank Ltd.	27,637	61,597
Motilal Oswal Financial Services Ltd.	387	7,411
Muthoot Finance Ltd.	3,022	22,541
NIIT Technologies Ltd.	6,086	47,545
Rajesh Exports Ltd.	1,605	18,695
Reliance Capital Ltd.	33,100	418,110
Sterlite Technologies Ltd.	26,758	92,594
Tata Investment Corp. Ltd.	525	6,976
Vardhman Textiles Ltd.	526	10,068

		842,105
Indonesia — 0.1%
Bank Bukopin Tbk PT	165,300	7,387
Bank Tabungan Negara Persero Tbk PT	278,500	62,927
Indo Tambangraya Megah Tbk PT	28,900	42,179

		112,493
Ireland — 0.0%
Prothena Corp. PLC (a)	454	27,894
Israel — 0.2%
Ituran Location and Control Ltd.	1,637	54,676
Naphtha Israel Petroleum Corp. Ltd.	1,110	7,495
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,453	70,542
Wix.com Ltd. (a)(b)	1,832	119,263

		251,976
Italy — 0.4%
Amplifon SpA	6,973	101,054
Ascopiave SpA	1,364	5,755
Azimut Holding SpA	8,985	189,903
Banca Carige SpA (a)	36,999	10,152
DeA Capital SpA	15,270	22,741
Falck Renewables SpA	6,430	10,446
Societa Cattolica di Assicurazioni SCRL	2,270	19,497
Technogym SpA (c)	6,039	52,834

		412,382
Japan — 8.9%
Aisan Industry Co. Ltd.	900	8,063
Akita Bank Ltd.	2,000	6,077
Arcs Co. Ltd.	600	13,449
ASKA Pharmaceutical Co. Ltd.	1,900	29,654
Avex Group Holdings, Inc.	12,300	168,647
Ci:z Holdings Co. Ltd.	800	31,433
CMIC Holdings Co. Ltd.	600	8,530
Corona Corp.	1,100	11,787
Daiichi Jitsugyo Co. Ltd.	8,000	44,358
Daiken Corp.	300	6,909
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,000	9,828
Denka Co. Ltd.	7,000	44,587
DIC Corp.	5,800	205,184
Dowa Holdings Co. Ltd.	46,000	346,625
DTS Corp.	300	8,452
Dunlop Sports Co. Ltd.	1,500	19,360
Exedy Corp.	700	20,994
Fujibo Holdings, Inc.	400	12,249
Fukuda Denshi Co. Ltd.	500	37,977
Geo Holdings Corp.	7,300	103,516
Glory Ltd.	8,500	289,302
G-Tekt Corp.	400	7,714
Haseko Corp.	57,500	713,046

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	11

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
Japan (continued)
IBJ Leasing Co. Ltd.	700	$17,885
Inaba Denki Sangyo Co. Ltd.	400	16,346
Ines Corp.	9,100	82,759
Itochu Enex Co. Ltd.	2,800	28,050
Itochu Techno-Solutions Corp.	1,200	44,700
Jaccs Co. Ltd.	1,000	4,962
Jafco Co. Ltd.	4,500	206,100
Japan Pulp & Paper Co. Ltd.	2,000	8,410
JVC Kenwood Corp.	29,000	77,120
Kadokawa Dwango Corp.	700	8,190
Kaga Electronics Co. Ltd.	300	8,006
Kanematsu Corp.	139,000	327,870
Kasai Kogyo Co. Ltd.	800	11,456
Keihin Corp.	6,800	111,964
Kurabo Industries Ltd.	9,000	23,228
Kuroda Electric Co. Ltd.	6,100	107,437
KYB Corp.	7,000	38,841
Kyodo Printing Co. Ltd.	3,000	10,094
KYORIN Holdings, Inc.	3,700	78,059
Maeda Road Construction Co. Ltd.	10,000	201,264
Mandom Corp.	200	12,016
Mars Engineering Corp.	300	6,274
Marudai Food Co. Ltd.	6,000	28,568
Maruwa Co. Ltd.	900	48,941
Maruzen Showa Unyu Co. Ltd.	1,000	4,536
Matsuda Sangyo Co. Ltd.	500	7,440
Mitsubishi Research Institute, Inc.	400	11,430
Mitsui Home Co. Ltd.	2,000	12,856
Modec, Inc.	1,400	31,103
NEC Networks & System Integration Corp.	17,700	413,470
Nihon Unisys Ltd.	2,800	43,989
Nippon Flour Mills Co. Ltd.	2,800	44,481
Nippon Road Co. Ltd.	9,000	50,169
Nippon Soda Co. Ltd.	9,000	51,707
Nipro Corp.	2,500	33,162
Nishimatsu Construction Co. Ltd.	206,000	1,136,333
Nissin Corp.	6,000	29,451
Nittetsu Mining Co. Ltd.	100	7,021
North Pacific Bank Ltd.	40,000	120,241
NSD Co. Ltd.	2,000	36,989
Okumura Corp.	43,000	322,185
Osaka Soda Co. Ltd.	4,000	19,301
PALTAC CORPORATION	7,700	305,324
PeptiDream, Inc. (a)	1,000	35,065
Press Kogyo Co. Ltd.	5,000	26,229
Proto Corp.	500	8,894
Riken Vitamin Co. Ltd.	100	3,861
Rohto Pharmaceutical Co. Ltd.	5,200	121,181
Ryobi Ltd.	2,000	10,070
Ryoyo Electro Corp.	1,400	23,605
Saizeriya Co. Ltd.	500	14,175
Sangetsu Corp.	800	14,309
Sanki Engineering Co. Ltd.	4,800	53,249
Sato Holdings Corp.	400	9,559
Senshu Ikeda Holdings, Inc.	6,400	23,854
Shin-Etsu Polymer Co. Ltd.	3,800	35,666
Shinko Electric Industries Co. Ltd.	4,700	32,816
Shinmaywa Industries Ltd.	1,000	8,677
Shinnihon Corp.	5,300	38,813
Shizuoka Gas Co. Ltd.	5,900	46,886
Showa Sangyo Co. Ltd.	6,000	33,316
Starts Corp., Inc.	800	19,979
Starzen Co. Ltd.	200	9,416
Studio Alice Co. Ltd.	800	19,385
Tachi-S Co. Ltd.	600	10,252

Common Stocks	Shares	Value
Japan (continued)
Takasago Thermal Engineering Co. Ltd.	6,800	$112,398
Tanseisha Co. Ltd.	700	7,268
Tatsuta Electric Wire and Cable Co. Ltd.	1,200	7,909
Tenma Corp.	500	9,709
T-Gaia Corp.	800	15,711
TKC Corp.	200	5,860
Toenec Corp.	4,000	24,593
Tokai Carbon Co. Ltd.	1,800	13,026
Tokai Corp.	300	13,268
Tokai Holdings Corp.	30,600	237,744
Tokai Rika Co. Ltd.	1,700	32,075
Token Corp.	8,400	1,161,700
Tokyo Broadcasting System Holdings, Inc.	300	5,766
Toppan Forms Co. Ltd.	700	7,385
Topre Corp.	200	5,786
Toyo Kohan Co. Ltd.	1,600	7,846
Toyota Boshoku Corp.	3,000	59,369
TS Tech Co. Ltd.	3,200	100,095
Tsukishima Kikai Co. Ltd.	1,100	13,438
TV Asahi Holdings Corp.	3,100	62,630
Ube Industries Ltd.	103,000	294,840
Unipres Corp.	700	17,925
Warabeya Nichiyo Holdings Co. Ltd.	200	5,019
Xebio Holdings Co. Ltd.	1,800	35,508
Yahagi Construction Co. Ltd.	3,000	25,902
Yodogawa Steel Works Ltd.	200	5,597
Yorozu Corp.	400	7,910
Yuasa Trading Co. Ltd.	2,100	70,868
Yurtec Corp.	2,000	14,943
Zeon Corp.	1,000	12,625
ZERIA Pharmaceutical Co. Ltd.	900	16,540

		9,347,979
Jersey — 0.5%
Centamin PLC	251,973	494,821
Malaysia — 0.5%
Bursa Malaysia Bhd	30,300	72,087
Gas Malaysia Bhd	104,900	70,253
IGB Real Estate Investment Trust	38,300	15,426
Malaysian Pacific Industries Bhd	53,700	177,841
TIME dotCom Bhd	30,700	71,170
Tune Protect Group Bhd	16,900	4,171
Unisem M Bhd	176,300	169,814

		580,762
Mexico — 0.1%
Bolsa Mexicana de Valores SAB de CV	46,066	79,459
Netherlands — 0.8%
Axfood AB	13,145	232,664
BE Semiconductor Industries NV	8,066	522,978
ForFarmers NV	515	6,410
NSI NV	2,421	93,379

		855,431
Norway — 1.1%
Atea ASA (a)	7,802	103,212
Selvaag Bolig ASA	7,415	34,504
SpareBank 1 Nord Norge	6,186	49,009
Storebrand ASA	1,251	10,355
TGS NOPEC Geophysical Co. ASA	44,191	946,649

		1,143,729
Poland — 0.2%
Enea SA	27,504	117,684
Energa SA (a)	18,567	71,107

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
Poland (continued)
Netia SA	6,015	$6,583
Warsaw Stock Exchange	2,038	26,937

		222,311
Portugal — 0.0%
CTT-Correios de Portugal SA	1,616	10,025
Russia — 0.0%
Aeroflot PJSC	3,900	12,896
LSR Group PJSC - GDR, Registered Shares	2,530	7,211

		20,107
Singapore — 1.7%
Asian Pay Television Trust	14,400	6,056
Boustead Singapore Ltd.	8,700	5,649
Cache Logistics Trust	129,600	83,660
China Yuchai International Ltd.	1,614	29,601
Far East Hospitality Trust	41,200	20,054
Indofood Agri Resources Ltd.	20,300	7,133
Kulicke & Soffa Industries, Inc. (a)	354	6,737
Lippo Malls Indonesia Retail Trust	736,300	236,211
Mapletree Industrial Trust	544,400	744,763
Yanlord Land Group Ltd.	496,700	634,491

		1,774,355
South Africa — 0.1%
Adcock Ingram Holdings Ltd.	14,279	69,152
Alexander Forbes Group Holdings Ltd.	12,514	6,484
Lewis Group Ltd.	2,048	5,031
Net 1 UEPS Technologies, Inc. (a)	1,230	11,476

		92,143
South Korea — 1.3%
Cell Biotech Co. Ltd.	289	9,840
Dae Han Flour Mills Co. Ltd.	288	47,506
Daekyo Co. Ltd.	2,318	17,392
Dong Ah Tire & Rubber Co. Ltd.	252	5,662
Dongkuk Steel Mill Co. Ltd.	630	7,086
Eugene Technology Co. Ltd.	380	6,219
Green Cross Corp.	35	5,642
GS Home Shopping, Inc.	1,513	296,098
Harim Co. Ltd.	2,761	11,729
Hugel, Inc. (a)	14	7,227
Ilshin Spinning Co. Ltd.	172	17,860
KISCO Corp.	1,169	43,406
KIWOOM Securities Co. Ltd.	79	5,664
Korea Electric Terminal Co. Ltd.	807	51,458
Korean Reinsurance Co.	2,686	29,657
KT Skylife Co. Ltd.	7,535	107,707
LF Corp.	245	6,329
Meritz Fire & Marine Insurance Co. Ltd.	2,882	64,746
Modetour Network, Inc.	3,705	89,427
Namyang Dairy Products Co. Ltd.	124	74,589
NICE Information Service Co. Ltd.	758	5,445
POSCO Chemtech Co. Ltd.	2,531	74,194
Pyeong Hwa Automotive Co. Ltd.	1,374	13,979
Samchully Co. Ltd.	58	5,529
Samjin Pharmaceutical Co. Ltd.	1,905	56,974
Taekwang Industrial Co. Ltd.	190	205,064
Tongyang Life Insurance Co. Ltd.	5,368	43,661
ViroMed Co. Ltd. (a)	99	10,993
Youlchon Chemical Co. Ltd.	1,803	22,066

		1,343,149
Spain — 1.0%
Cia de Distribucion Integral Logista Holdings SA	1,697	42,028
Faes Farma SA	14,546	47,716

Common Stocks	Shares	Value
Spain (continued)
Mediaset Espana Comunicacion SA	82,528	$958,052
Papeles y Cartones de Europa SA	4,584	39,100

		1,086,896
Sweden — 3.5%
Bilia AB	8,043	83,763
BioGaia AB	513	19,498
Capio AB (c)	2,945	16,595
Com Hem Holding AB	2,655	39,562
Hemfosa Fastigheter AB	20,706	254,718
Hufvudstaden AB, A Shares	5,863	104,232
JM AB	25,021	802,851
Klovern AB	165,485	229,202
Loomis AB, Class B	5,933	216,390
New Wave Group AB	2,452	17,208
Nobina AB (c)	11,015	55,035
Peab AB	41,068	471,798
Svenska Cellulosa AB SCA, Class B	159,492	1,330,765
Swedish Orphan Biovitrum AB (a)	1,928	28,826
Tethys Oil AB	4,564	30,730

		3,701,173
Switzerland — 2.4%
Basilea Pharmaceutica AG, Registered Shares (a)(b)	75	6,394
GAM Holding AG (a)	47,920	736,635
Idorsia Ltd. (a)	1,287	23,487
Logitech International SA, Registered Shares	37,305	1,329,357
Oriflame Holding AG (a)	731	26,730
Sunrise Communications Group AG (a)(c)	764	65,433
Tecan Group AG, Registered Shares	245	49,120
Temenos Group AG, Registered Shares (a)	2,356	232,654
Valora Holding AG, Registered Shares	44	13,272

		2,483,082
Taiwan — 3.4%
Accton Technology Corp.	233,000	611,482
Addcn Technology Co. Ltd.	1,000	8,771
Alpha Networks, Inc.	468,000	334,682
Arcadyan Technology Corp.	13,000	22,594
Charoen Pokphand Enterprise	37,000	80,618
Chicony Power Technology Co. Ltd.	3,015	6,167
China General Plastics Corp.	95,790	111,183
Chong Hong Construction Co. Ltd.	21,000	46,979
Cleanaway Co. Ltd.	9,000	50,732
Coretronic Corp.	96,000	116,829
CTCI Corp.	75,000	121,368
Darwin Precisions Corp.	50,000	36,988
E Ink Holdings, Inc.	56,000	80,965
Formosa Advanced Technologies Co. Ltd.	72,000	67,362
Getac Technology Corp.	110,000	157,434
Gigabyte Technology Co. Ltd.	42,000	57,307
Grand Pacific Petrochemical	143,000	121,390
Great China Metal Industry	7,000	5,757
Hong Pu Real Estate Development Co. Ltd.	8,000	5,544
Huang Hsiang Construction Corp.	22,000	23,156
Kindom Construction Corp.	148,000	89,714
King’s Town Bank Co. Ltd.	32,000	33,829
LCY Chemical Corp.	240,000	322,330
Mercuries Life Insurance Co. Ltd. (a)	12,540	6,720
Microlife Corp.	6,000	14,939
Nien Hsing Textile Co. Ltd.	11,000	8,085
Radiant Opto-Electronics Corp.	101,000	255,706
Shinkong Synthetic Fibers Corp.	19,000	5,724
Sigurd Microelectronics Corp.	42,000	36,802
Soft-World International Corp.	92,000	220,062

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	13

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
Taiwan (continued)
Syncmold Enterprise Corp.	69,000	$159,415
Systex Corp.	38,000	73,154
Ton Yi Industrial Corp.	11,000	5,216
Topkey Corp.	3,000	9,702
Tripod Technology Corp.	23,000	86,378
TXC Corp.	86,000	116,803
Wowprime Corp.	7,000	42,170

		3,554,057
Thailand — 0.2%
Ananda Development PCL — NVDR	179,900	27,926
Kiatnakin Bank PCL — NVDR	38,700	81,926
MC Group PCL — NVDR	106,800	45,351
Thanachart Capital PCL — NVDR	17,300	24,362
Tisco Financial Group PCL — NVDR	21,100	47,554

		227,119
Turkey — 1.7%
Aksa Akrilik Kimya Sanayii A/S	19,301	70,144
Aygaz A/S	60,442	274,222
Migros Ticaret A/S (a)	6,968	58,389
Selcuk Ecza Deposu Ticaret ve Sanayi A/S	29,477	33,543
Soda Sanayii A/S	4,423	6,677
Tekfen Holding A/S	340,505	1,264,235
Trakya Cam Sanayii A/S	65,307	69,681
Vestel Elektronik Sanayi ve Ticaret A/S (a)	2,853	6,917

		1,783,808
United Kingdom — 5.8%
Abcam PLC	3,165	43,530
Acacia Mining PLC (a)	13,352	35,103
Ashmore Group PLC	5,855	27,961
Brewin Dolphin Holdings PLC	4,311	19,911
BTG PLC (a)	4,235	38,148
Costain Group PLC	6,015	34,792
Dart Group PLC	10,648	71,116
DS Smith PLC	8,637	55,716
esure Group PLC	21,332	75,167
Fenner PLC	1,298	5,757
Fevertree Drinks PLC	4,959	158,148
Genus PLC	581	13,996
Go-Ahead Group PLC	15,027	349,958
Grainger PLC	50,347	165,994
HomeServe PLC	68,797	650,304
Ibstock PLC (c)	18,297	55,608
Indivior PLC (a)	12,472	67,184
Moneysupermarket.com Group PLC	11,175	46,202
National Express Group PLC	10,147	47,104
NEX Group PLC	20,614	176,845
OneSavings Bank PLC	30,574	155,887
Pagegroup PLC	3,830	25,342
QinetiQ Group PLC	235,521	701,214
Rentokil Initial PLC	14,076	55,458
Shaftesbury PLC	50,912	656,893
Spirax-Sarco Engineering PLC	8,044	585,051
SSP Group PLC	1,234	8,820
Stagecoach Group PLC	19,376	41,941
Stock Spirits Group PLC	10,308	31,024
Subsea 7 SA	85,127	1,224,684
Telecom Plus PLC	819	11,544
William Hill PLC	137,243	439,410

		6,075,812
United States — 45.3%
1st Source Corp.	1,566	73,085
Abercrombie & Fitch Co., Class A	1,687	21,492

Common Stocks	Shares	Value
United States (continued)
ACADIA Pharmaceuticals, Inc. (a)(b)	1,026	$36,536
ACCO Brands Corp. (a)	1,380	15,111
Acxiom Corp. (a)	722	16,815
Agios Pharmaceuticals, Inc. (a)(b)	468	29,606
Allison Transmission Holdings, Inc.	34,053	1,182,661
Alnylam Pharmaceuticals, Inc. (a)(b)	1,063	91,131
Alpha & Omega Semiconductor Ltd. (a)	294	4,669
Altisource Portfolio Solutions SA (a)	5,829	132,785
Altisource Residential Corp.	834	10,100
AMAG Pharmaceuticals, Inc. (a)(b)	645	10,772
American Assets Trust, Inc.	611	24,819
American Eagle Outfitters, Inc.	47,167	563,646
American Public Education, Inc. (a)	1,868	34,465
Amicus Therapeutics, Inc. (a)	1,514	21,105
AngioDynamics, Inc. (a)	3,133	53,355
Applied Industrial Technologies, Inc.	4,852	276,564
ArcBest Corp.	2,325	69,053
Archrock, Inc.	1,242	12,668
Argan, Inc.	2,407	152,483
Argo Group International Holdings Ltd.	6,381	384,136
ARMOUR Residential REIT, Inc.	6,055	159,913
Array BioPharma, Inc. (a)(b)	1,261	12,206
Ashford Hospitality Trust, Inc.	20,466	127,094
Aspen Technology, Inc. (a)	21,298	1,347,099
Avexis, Inc. (a)	293	27,352
Baldwin & Lyons, Inc., Class B	1,310	28,689
BancFirst Corp.	252	12,701
Benchmark Electronics, Inc. (a)	13,943	453,148
Big Lots, Inc.	10,052	478,475
Bioverativ, Inc. (a)	1,625	92,121
Bloomin’ Brands, Inc.	41,907	712,838
Bluebird Bio, Inc. (a)(b)	550	68,668
Blueprint Medicines Corp. (a)	288	15,615
Boingo Wireless, Inc. (a)	4,577	94,240
Boston Private Financial Holdings, Inc.	426	6,262
Brinker International, Inc.	787	24,570
Brink’s Co.	13,691	1,074,059
Brooks Automation, Inc.	713	18,588
Bruker Corp.	1,459	42,442
Brunswick Corp.	8,365	438,995
Bryn Mawr Bank Corp.	2,953	120,925
Burlington Stores, Inc. (a)	605	52,714
BWX Technologies, Inc.	17,806	974,344
Cabot Microelectronics Corp.	9,469	678,170
CACI International, Inc., Class A (a)	88	11,422
Cantel Medical Corp.	209	16,981
Capella Education Co.	200	13,470
Cardtronics PLC, Class A (a)	1,288	33,462
Casella Waste Systems, Inc., Class A (a)(b)	6,463	108,643
Cathay General Bancorp	2,163	76,289
Cato Corp., Class A	10,182	133,995
Central Garden & Pet Co. (a)	678	23,900
Central Garden & Pet Co., Class A (a)	551	18,784
Charles River Laboratories International, Inc. (a)	8,223	894,662
Chemed Corp.	6,572	1,296,590
Chico’s FAS, Inc.	2,142	16,451
Children’s Place, Inc.	1,438	152,644
Choice Hotels International, Inc.	14,830	920,202
Citi Trends, Inc.	657	11,911
Clovis Oncology, Inc. (a)	570	43,360
Cohu, Inc.	3,790	71,100
Colfax Corp. (a)	3,188	127,137
Columbia Banking System, Inc.	771	28,658
CommVault Systems, Inc. (a)	302	18,437
Convergys Corp.	1,654	38,869

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
United States (continued)
CSG Systems International, Inc.	7,331	$283,783
Dana, Inc.	1,642	39,523
Del Frisco’s Restaurant Group, Inc. (a)	1,006	14,084
Diamond Offshore Drilling, Inc. (a)(b)	15,671	178,023
DiamondRock Hospitality Co.	14,513	159,498
Dime Community Bancshares, Inc.	1,906	36,119
Domtar Corp.	7,453	301,399
Donaldson Co., Inc.	3,333	157,484
DST Systems, Inc.	8,357	428,965
Dunkin’ Brands Group, Inc.	13,216	681,417
El Paso Electric Co.	1,932	107,323
Emergent BioSolutions, Inc. (a)	572	21,353
Enbridge Energy Management LLC (a)	620	8,931
Energizer Holdings, Inc.	2,300	101,545
Ennis, Inc.	1,304	24,906
Entegris, Inc. (a)	2,024	51,511
Essendant, Inc.	786	9,322
Euronet Worldwide, Inc. (a)	1,243	122,150
EVERTEC, Inc.	6,652	122,397
Exact Sciences Corp. (a)(b)	1,366	57,222
Exactech, Inc. (a)	973	29,725
Exelixis, Inc. (a)	4,177	122,135
Express, Inc. (a)	19,500	124,215
Extended Stay America, Inc.	28,505	558,413
Exterran Corp. (a)	1,855	51,458
FBL Financial Group, Inc., Class A	1,801	122,468
Federal Agricultural Mortgage Corp., Class C	2,091	142,439
FibroGen, Inc. (a)	637	30,703
Finish Line, Inc., Class A	5,400	44,982
First BanCorp (a)	1,878	10,667
First Commonwealth Financial Corp.	4,187	52,798
First Community Bancshares, Inc.	501	12,896
First Horizon National Corp.	2,961	50,959
First Interstate BancSystem, Inc., Class A	106	3,731
First Merchants Corp.	4,876	191,481
Flushing Financial Corp.	1,132	30,949
FNFV Group (a)	3,097	52,184
Forrester Research, Inc.	137	5,583
Forward Air Corp.	175	9,095
Fulton Financial Corp.	8,296	144,765
FutureFuel Corp.	358	4,826
GAMCO Investors, Inc., Class A	1,400	41,258
GameStop Corp., Class A	50,830	940,355
Gentex Corp.	2,906	53,093
Global Blood Therapeutics, Inc. (a)	193	5,867
Global Brass & Copper Holdings, Inc.	420	12,537
Gorman-Rupp Co.	560	17,046
Grand Canyon Education, Inc. (a)	360	29,538
Great Western Bancorp, Inc.	735	26,401
Green Dot Corp., Class A (a)	788	37,966
Hackett Group, Inc.	1,491	20,367
Haemonetics Corp. (a)	333	14,326
Halcon Resources Corp. (a)	1,256	7,775
Halozyme Therapeutics, Inc. (a)(b)	1,144	14,883
Hanmi Financial Corp.	3,475	92,783
Harsco Corp. (a)	3,547	60,654
Haverty Furniture Cos, Inc.	219	5,136
Heritage Financial Corp.	213	5,570
Hersha Hospitality Trust	1,105	20,487
HNI Corp.	781	28,624
HomeTrust Bancshares, Inc. (a)	413	9,582
HRG Group, Inc. (a)	12,515	197,612
Huntsman Corp.	13,598	361,299
IDACORP, Inc.	523	46,537
IDT Corp., Class B	2,313	34,024

Common Stocks	Shares	Value
United States (continued)
Infinity Property & Casualty Corp.	2,981	$263,669
Innophos Holdings, Inc.	794	36,254
Insight Enterprises, Inc. (a)	509	20,401
Insmed, Inc. (a)	427	5,303
Insperity, Inc.	316	25,375
Inter Parfums, Inc.	5,970	235,517
Intercept Pharmaceuticals, Inc. (a)	190	22,156
InterDigital, Inc.	16,279	1,161,507
International Bancshares Corp.	680	24,446
INTL. FCStone, Inc. (a)(b)	1,610	57,139
Intrexon Corp. (a)	516	10,181
Invesco Mortgage Capital, Inc.	2,975	50,516
Ionis Pharmaceuticals, Inc. (a)(b)	1,918	102,843
Ironwood Pharmaceuticals, Inc. (a)(b)	1,468	23,415
iStar, Inc. (a)	1,170	13,584
Jabil, Inc.	17,685	554,425
James River Group Holdings Ltd.	271	10,807
John Wiley & Sons, Inc., Class A	4,795	258,690
Juno Therapeutics, Inc. (a)	660	27,238
Kadant, Inc.	36	3,127
KAR Auction Services, Inc.	22,435	1,011,594
Kimball International, Inc., Class B	365	6,190
Kirkland’s, Inc. (a)	1,634	18,840
Kite Pharma, Inc. (a)	542	96,471
Lakeland Financial Corp.	8,289	360,240
Landstar System, Inc.	6,424	599,680
LaSalle Hotel Properties	4,321	122,630
La-Z-Boy, Inc.	355	8,467
LCI Industries	2,881	284,643
Legg Mason, Inc.	1,514	57,820
LeMaitre Vascular, Inc.	182	6,625
Lexington Realty Trust	1,060	10,452
Ligand Pharmaceuticals, Inc. (a)	245	31,573
Lincoln Electric Holdings, Inc.	4,887	424,387
Loxo Oncology, Inc. (a)	191	15,929
Luminex Corp.	670	12,951
ManTech International Corp., Class A	143	5,751
Marcus Corp.	714	17,779
Marriott Vacations Worldwide Corp.	1,526	177,565
Marten Transport Ltd.	2,944	50,490
Masimo Corp. (a)	13,553	1,143,602
Materion Corp.	162	6,188
McGrath RentCorp.	945	38,150
Medifast, Inc.	123	6,964
Mercantile Bank Corp.	1,292	39,264
Meredith Corp.	9,978	542,304
Meritor, Inc. (a)	1,446	28,718
MiMedx Group, Inc. (a)	985	16,026
Moelis & Co., Class A	2,124	83,686
Momenta Pharmaceuticals, Inc. (a)	492	8,290
Monarch Casino & Resort, Inc. (a)	527	18,745
MRC Global, Inc. (a)	3,156	49,770
MTGE Investment Corp.	8,171	156,883
Myriad Genetics, Inc. (a)(b)	1,204	36,710
National Bank Holdings Corp., Class A	6,895	221,881
National Research Corp., Class A	226	7,300
Natural Health Trends Corp.	946	19,090
Navigators Group, Inc.	209	11,662
NCR Corp. (a)(b)	35,545	1,298,459
Nelnet, Inc., Class A	1,049	49,754
Neurocrine Biosciences, Inc. (a)(b)	1,066	60,336
Newpark Resources, Inc. (a)(b)	1,804	14,522
NIC, Inc.	6,093	99,621
Northfield Bancorp, Inc.	319	5,139
OFG Bancorp	1,114	9,692

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	15

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Common Stocks	Shares	Value
United States (continued)
OM Asset Management PLC	36,438	$514,869
ONE Gas, Inc.	1,039	78,174
OPKO Health, Inc. (a)(b)	4,401	28,166
Oritani Financial Corp.	1,603	25,728
Outfront Media, Inc. (b)	45,820	1,008,040
Owens Corning	13,180	977,033
Owens-Illinois, Inc. (a)	1,560	38,438
Park Hotels & Resorts, Inc.	31,790	848,475
PDL BioPharma, Inc. (a)	7,618	23,768
Peoples Bancorp, Inc.	354	10,995
Pier 1 Imports, Inc.	16,890	70,769
Pinnacle Entertainment, Inc. (a)	927	18,077
Piper Jaffray Cos.	192	10,646
Pitney Bowes, Inc.	664	8,532
PJT Partners, Inc., Class A	2,221	85,864
Portola Pharmaceuticals, Inc. (a)	715	45,367
Potlatch Corp.	3,132	149,710
PRA Health Sciences, Inc. (a)	4,128	319,507
Progress Software Corp.	3,989	133,951
Proofpoint, Inc. (a)	4,181	383,649
Provident Financial Services, Inc.	5,694	141,496
PS Business Parks, Inc.	1,076	145,378
Puma Biotechnology, Inc. (a)	358	33,115
QCR Holdings, Inc.	284	12,411
Quality Care Properties, Inc. (a)	1,653	22,679
Quidel Corp. (a)	145	5,066
Radius Health, Inc. (a)	230	8,655
Raven Industries, Inc.	1,767	49,476
Rayonier Advanced Materials, Inc.	1,707	23,420
Regis Corp. (a)	5,863	77,861
Reliance Steel & Aluminum Co.	11,486	831,816
Repligen Corp. (a)	280	12,228
Republic Bancorp, Inc., Class A	830	29,531
Resources Connection, Inc.	3,571	45,530
REX American Resources Corp. (a)(b)	1,454	125,945
RigNet, Inc. (a)	391	6,256
RLJ Lodging Trust	60,893	1,228,821
Rowan Cos PLC, Class A (a)	2,178	21,235
RPX Corp. (a)	9,250	120,805
RR Donnelley & Sons Co.	5,823	53,746
Ruth’s Hospitality Group, Inc.	2,039	39,862
Sabra Health Care REIT, Inc.	933	20,391
Sage Therapeutics, Inc. (a)(b)	386	31,749
Sandy Spring Bancorp, Inc.	4,348	167,702
Sarepta Therapeutics, Inc. (a)(b)	607	24,456
Schnitzer Steel Industries, Inc., Class A	2,818	75,804
Selective Insurance Group, Inc.	1,015	51,156
Service Corp. International	13,880	490,519
Silgan Holdings, Inc.	11,159	335,774
SkyWest, Inc.	864	29,981
SLM Corp. (a)	4,643	47,219
Sotheby’s (a)	1,699	76,234
SP Plus Corp. (a)	2,321	85,645
Spark Therapeutics, Inc. (a)(b)	215	17,701
SpartanNash Co.	655	16,139
Spok Holdings, Inc.	1,723	28,860
Sprouts Farmers Market, Inc. (a)	6,406	127,736
Steelcase, Inc., Class A	1,521	20,077
Steven Madden Ltd. (a)	9,118	386,603
Stock Yards Bancorp, Inc.	143	4,976
Stoneridge, Inc. (a)	1,867	30,918
Sunstone Hotel Investors, Inc.	6,081	96,080
Surmodics, Inc. (a)	2,009	52,234
Tech Data Corp. (a)	1,268	139,848
Tenneco, Inc.	9,936	538,531

Common Stocks	Shares	Value
United States (continued)
Teradyne, Inc.	25,266	$899,722
Tetra Tech, Inc.	1,387	59,086
Timken Co.	13,098	587,445
Titan Machinery, Inc. (a)(b)	2,780	35,862
Toro Co.	12,864	793,451
Tower International, Inc.	5,659	127,045
TriNet Group, Inc. (a)	2,084	74,461
TriState Capital Holdings, Inc. (a)	2,213	46,252
Trustmark Corp.	174	5,154
Two Harbors Investment Corp.	6,182	63,242
Ultragenyx Pharmaceutical, Inc. (a)(b)	489	27,902
Union Bankshares Corp.	3,016	94,491
Unisys Corp. (a)(b)	13,087	101,424
United Financial Bancorp, Inc.	2,233	38,676
United States Lime & Minerals, Inc.	506	40,455
Universal Logistics Holdings, Inc.	383	6,358
Validus Holdings Ltd.	956	47,943
Vera Bradley, Inc. (a)	1,095	9,899
Versum Materials, Inc.	7,184	265,305
Village Super Market, Inc., Class A	263	6,083
Vishay Intertechnology, Inc.	4,103	72,623
Visteon Corp. (a)	2,597	299,798
WageWorks, Inc. (a)	4,907	289,268
Washington Trust Bancorp, Inc.	1,057	54,171
Waterstone Financial, Inc.	520	9,178
Web.Com Group, Inc. (a)	757	19,152
WellCare Health Plans, Inc. (a)	7,047	1,230,970
Werner Enterprises, Inc.	713	23,600
Westwood Holdings Group, Inc.	577	35,272
Wolverine World Wide, Inc.	2,497	65,671
Worthington Industries, Inc.	874	43,665
Xencor, Inc. (a)	230	4,973
Xenia Hotels & Resorts, Inc.	305	6,088

		47,517,933
Total Common Stocks — 96.2%		100,802,426
Total Long-Term Investments (Cost — $97,756,994) — 96.2%		100,802,426

Short-Term Securities
Money Market Funds — 1.5%
SL Liquidity Series, LLC, Money Market Series, 1.32% (d)(e)(f)	1,555,085	1,555,241

		Par (000)	Value
Time Deposits
Europe — 0.0%
Citibank, New York, (0.56)%, 09/01/17	EUR	37	44,109
Japan — 0.0%
Sumitomo, Tokyo, (0.23)%, 09/01/17	JPY	2,842	25,855
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 09/04/17	SGD	18	13,474
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.05%, 09/01/17	GBP	10	13,481

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (continued)	Advantage Global SmallCap Fund

Short-Term Securities		Par (000)	Value
United States — 3.1%
Sumitomo, Tokyo, 1.17%, 09/01/17	USD	3,212	$3,212,447
Total Time Deposits — 3.1%			3,309,366
Total Short-Term Securities (Cost — $4,864,502) — 4.6%			4,864,607

Value
Total Investments (Cost — $ 102,621,496) — 100.8%	$105,667,033
Liabilities in Excess of Other Assets — (0.8)%	(879,202)

Net Assets — 100.0%	$104,787,831

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security was purchased with the cash collateral from loaned securities.

(e)	Annualized 7-day yield as of period end.

(f)	During the period ended August 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2017	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
SL Liquidity Series, LLC, Money Market Series	11,416,782	(9,861,697)	1,555,085	$1,555,241	$37,623[1]	$1,721	$(1,932)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Yen Index	6	September 2017	$ 537	$ 4,417
Euro STOXX 50 Index	13	September 2017	$ 530	2,522
FTSE 100 Index	2	September 2017	$ 192	249
Mini MSCI Emerging Markets Index	8	September 2017	$ 434	622
Russell 2000 E-Mini Index	30	September 2017	$2,107	26,617
Total				$34,427

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$34,427	—	—	—	$34,427

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	17

Schedule of Investments (continued)	Advantage Global SmallCap Fund

For the period ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$22,325	—	—	—	$22,325

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$34,427	—	—	—	$34,427

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,742,813

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$27,767	$1,119,571	—	$1,147,338
Austria	353,074	352,863	—	705,937
Belgium	—	932,236	—	932,236
Brazil	641,532	—	—	641,532
Canada	2,897,688	—	—	2,897,688
China	43,093	2,610,973	—	2,654,066
Czech Republic	61,712	—	—	61,712
Denmark	71,839	37,570	—	109,409
Finland	105,442	1,048,507	—	1,153,949
France	63,514	98,841	—	162,355
Georgia	—	30,422	—	30,422
Germany	34,315	4,031,598	—	4,065,913
Greece	—	508,338	—	508,338
Hong Kong	3,864	1,420,089	—	1,423,953
Hungary	—	266,577	—	266,577
India	10,068	832,037	—	842,105
Indonesia	—	112,493	—	112,493
Ireland	27,894	—	—	27,894
Israel	251,976	—	—	251,976
Italy	47,993	364,389	—	412,382
Japan	37,977	9,310,002	—	9,347,979
Jersey	—	494,821	—	494,821
Malaysia	228,936	351,826	—	580,762
Mexico	79,459	—	—	79,459
Netherlands	99,789	755,642	—	855,431
Norway	34,504	1,109,225	—	1,143,729
Poland	—	222,311	—	222,311
Portugal	—	10,025	—	10,025
Russia	20,107	—	—	20,107
Singapore	1,037,366	736,989	—	1,774,355
South Africa	87,112	5,031	—	92,143
South Korea	309,822	1,033,327	—	1,343,149
Spain	39,100	1,047,796	—	1,086,896
Sweden	444,978	3,256,195	—	3,701,173

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (concluded)	Advantage Global SmallCap Fund

	Level 1	Level 2	Level 3	Total
Switzerland	$36,759	$2,446,323	—	$2,483,082
Taiwan	—	3,554,057	—	3,554,057
Thailand	45,351	181,768	—	227,119
Turkey	33,543	1,750,265	—	1,783,808
United Kingdom	1,851,267	4,224,545	—	6,075,812
United States	47,517,933	—	—	47,517,933
Short-Term Securities	—	3,309,366	—	3,309,366

Subtotal	$56,545,774	$47,566,018	—	$104,111,792

Investments Valued at NAV[1]				1,555,241

Total Investments				$105,667,033

Derivative Financial Instruments[2]
Assets:
Equity contracts	$34,427	—	—	$34,427

[1]	As of August 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	19

Schedule of Investments August 31, 2017	Mid Cap Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 2.3%
Adient PLC	7,389	$522,255
Goodyear Tire & Rubber Co.	13,292	402,748
Lear Corp.	4,898	732,447
Magna International, Inc.	10,080	484,848

		2,142,298
Banks — 8.9%
Cullen/Frost Bankers, Inc.	14,681	1,236,140
KeyCorp	103,187	1,775,848
Popular, Inc.	36,213	1,445,261
Regions Financial Corp.	133,532	1,884,136
SunTrust Banks, Inc.	34,124	1,880,232

		8,221,617
Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	5,100	464,355
Biotechnology — 0.8%
United Therapeutics Corp. (a)	5,562	727,510
Building Products — 1.2%
Owens Corning	14,924	1,106,316
Capital Markets — 1.0%
Invesco Ltd.	27,955	916,365
Chemicals — 3.0%
Cabot Corp.	8,994	473,804
Eastman Chemical Co.	17,287	1,490,139
Huntsman Corp.	20,639	548,378
Praxair, Inc.	1,760	231,510

		2,743,831
Communications Equipment — 0.6%
Motorola Solutions, Inc.	6,687	589,258
Construction Materials — 0.5%
CRH PLC	13,040	457,220
Containers & Packaging — 2.6%
International Paper Co.	17,479	941,594
Packaging Corp. of America	4,588	515,737
WestRock Co.	16,822	957,340

		2,414,671
Diversified Financial Services — 1.4%
Leucadia National Corp.	56,488	1,337,636
Diversified Telecommunication Services — 0.9%
BCE, Inc.	10,614	504,802
CenturyLink, Inc.	18,137	357,662

		862,464
Electric Utilities — 8.6%
Edison International	18,029	1,445,565
Entergy Corp.	24,122	1,909,739
Exelon Corp.	6,020	227,977
FirstEnergy Corp.	64,981	2,117,081
Great Plains Energy, Inc.	65,717	2,016,855
PG&E Corp.	3,300	232,254

		7,949,471
Electronic Equipment, Instruments & Components — 6.1%
Avnet, Inc.	27,735	1,069,739
CDW Corp.	30,154	1,912,367
Corning, Inc.	19,812	569,793
Dolby Laboratories, Inc., Class A	32,510	1,640,455
TE Connectivity Ltd.	5,850	465,660

		5,658,014

Common Stocks	Shares	Value
Energy Equipment & Services — 2.7%
Baker Hughes a GE Co.	9,033	$306,219
Helmerich & Payne, Inc.	13,079	553,765
Rowan Cos., PLC, Class A (a)	77,056	751,296
Transocean Ltd. (a)	107,297	875,544

		2,486,824
Equity Real Estate Investment Trusts (REITs) — 6.0%
Crown Castle International Corp.	7,036	762,984
Duke Realty Corp.	16,836	500,366
Lamar Advertising Co., Class A	26,881	1,789,199
Prologis, Inc.	12,517	793,077
Rayonier, Inc.	24,888	722,001
Welltower, Inc.	13,013	952,812

		5,520,439
Food & Staples Retailing — 0.8%
Kroger Co.	31,878	697,172
Food Products — 1.3%
General Mills, Inc.	4,150	221,029
Ingredion, Inc.	6,497	804,459
Kellogg Co.	3,410	223,219

		1,248,707
Health Care Equipment & Supplies — 3.1%
Koninklijke Philips NV	24,700	936,720
Smith & Nephew PLC — ADR	41,912	1,525,597
Zimmer Biomet Holdings, Inc.	3,710	423,942

		2,886,259
Health Care Providers & Services — 5.9%
Cardinal Health, Inc.	9,565	645,255
Express Scripts Holding Co. (a)(b)	11,380	714,892
Humana, Inc.	4,220	1,087,156
McKesson Corp.	5,951	888,544
Premier, Inc., Class A (a)	20,374	682,529
Quest Diagnostics, Inc.	4,494	486,925
WellCare Health Plans, Inc. (a)	5,568	972,618

		5,477,919
Hotels, Restaurants & Leisure — 1.0%
Carnival Corp.	7,150	496,782
International Game Technology PLC	22,755	463,519

		960,301
Household Products — 0.9%
Energizer Holdings, Inc.	18,717	826,355
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.	81,268	897,199
Insurance — 8.7%
Allstate Corp.	11,162	1,010,161
Assurant, Inc.	18,922	1,791,724
Assured Guaranty Ltd.	24,110	1,025,639
Everest Re Group Ltd.	1,760	444,365
Hartford Financial Services Group, Inc.	8,910	481,764
Lincoln National Corp.	8,398	569,888
Marsh & McLennan Cos., Inc.	8,960	699,597
MetLife, Inc.	9,640	451,441
Prudential Financial, Inc.	2,250	229,680
Validus Holdings Ltd.	27,384	1,373,308

		8,077,567
IT Services — 1.0%
Fidelity National Information Services, Inc.	10,124	940,722

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (continued)	Mid Cap Dividend Fund

Common Stocks	Shares	Value
Leisure Products — 1.1%
Mattel, Inc.	34,110	$553,264
Polaris Industries, Inc.	5,150	480,134

		1,033,398
Machinery — 3.9%
Cummins, Inc.	10,438	1,663,608
Pentair PLC	14,524	901,214
Stanley Black & Decker, Inc.	1,990	286,560
Terex Corp.	18,825	725,704

		3,577,086
Media — 1.7%
Discovery Communications, Inc., Class C (a)	37,658	791,195
Interpublic Group of Cos., Inc.	39,585	797,242

		1,588,437
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Chimera Investment Corp.	25,197	480,507
Multiline Retail — 0.5%
Dollar General Corp.	6,771	491,304
Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	21,544	1,009,121
Oil, Gas & Consumable Fuels — 5.1%
Devon Energy Corp.	28,629	898,951
Hess Corp.	31,670	1,231,963
Marathon Oil Corp.	56,976	633,573
Marathon Petroleum Corp.	8,863	464,864
Williams Cos., Inc.	48,696	1,447,732

		4,677,083
Personal Products — 0.8%
Nu Skin Enterprises, Inc., Class A	12,258	745,654
Professional Services — 1.6%
Experian PLC	23,690	476,352
Nielsen Holdings PLC	25,197	978,903

		1,455,255
Real Estate Management & Development — 0.6%
Realogy Holdings Corp.	15,929	539,993
Road & Rail — 0.3%
Norfolk Southern Corp.	2,016	242,968
Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	27,602	2,309,459

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	2,187	$362,998
Xilinx, Inc.	8,973	592,756

		3,265,213
Software — 2.8%
CA, Inc.	17,928	594,851
Constellation Software, Inc.	1,686	937,490
Symantec Corp.	35,822	1,073,944

		2,606,285
Specialty Retail — 1.0%
Bed Bath & Beyond, Inc.	16,444	453,690
Williams-Sonoma, Inc.	9,774	449,604

		903,294
Technology Hardware, Storage & Peripherals — 1.5%
NetApp, Inc.	27,187	1,051,049
Western Digital Corp.	3,553	313,623

		1,364,672
Wireless Telecommunication Services — 2.1%
Telephone & Data Systems, Inc.	66,563	1,950,962
Total Long-Term Investments (Cost — $92,532,238) — 98.9%		91,541,722

Short-Term Securities
Money Market Funds — 0.2%
SL Liquidity Series, LLC, Money Market Series, 1.32% (c)(d)(e)	213,813	213,834
	Par (000)	Value
Time Deposits — 1.2%
JPMorgan Chase Bank N.A., 1.17%, 9/01/17	1,098	1,097,653
Total Short-Term Securities (Cost — $1,311,487) — 1.4%		1,311,487
Total Investments (Cost — $93,843,725) — 100.3%		92,853,209
Liabilities in Excess of Other Assets — (0.3)%		(244,924)

Net Assets — 100.0%		$92,608,285

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Security was purchased with the cash collateral from loaned securities.

(d)	Annualized 7-day yield as of period end.

(e)	During the period ended August 31, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2017	Net Activity	Shares Held at August 31, 2017	Value at August 31, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
SL Liquidity Series, LLC, Money Market Series	7,771,403	(7,557,590)	213,813	$213,834	$8,198	[1]	$662	$(859)

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	21

Schedule of Investments (continued)	Mid Cap Dividend Fund

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended August 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$31,267	—	—	—	$31,267

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,883,450	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$2,142,298	—	—	$2,142,298
Banks	8,221,617	—	—	8,221,617
Beverages	464,355	—	—	464,355
Biotechnology	727,510	—	—	727,510
Building Products	1,106,316	—	—	1,106,316
Capital Markets	916,365	—	—	916,365
Chemicals	2,743,831	—	—	2,743,831
Communications Equipment	589,258	—	—	589,258
Construction Materials	—	$457,220	—	457,220
Containers & Packaging	2,414,671	—	—	2,414,671
Diversified Financial Services	1,337,636	—	—	1,337,636
Diversified Telecommunication Services	862,464	—	—	862,464
Electric Utilities	7,949,471	—	—	7,949,471
Electronic Equipment, Instruments & Components	5,658,014	—	—	5,658,014
Energy Equipment & Services	2,486,824	—	—	2,486,824
Equity Real Estate Investment Trusts (REITs)	5,520,439	—	—	5,520,439
Food & Staples Retailing	697,172	—	—	697,172
Food Products	1,248,707	—	—	1,248,707
Health Care Equipment & Supplies	1,949,539	936,720	—	2,886,259
Health Care Providers & Services	5,477,919	—	—	5,477,919
Hotels, Restaurants & Leisure	960,301	—	—	960,301
Household Products	826,355	—	—	826,355
Independent Power and Renewable Electricity Producers	897,199	—	—	897,199
Insurance	8,077,567	—	—	8,077,567
IT Services	940,722	—	—	940,722
Leisure Products	1,033,398	—	—	1,033,398
Machinery	3,577,086	—	—	3,577,086
Media	1,588,437	—	—	1,588,437
Mortgage Real Estate Investment Trusts (REITs)	480,507	—	—	480,507
Multiline Retail	491,304	—	—	491,304
Multi-Utilities	1,009,121	—	—	1,009,121
Oil, Gas & Consumable Fuels	4,677,083	—	—	4,677,083
Personal Products	745,654	—	—	745,654

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Schedule of Investments (concluded)	Mid Cap Dividend Fund

	Level 1	Level 2	Level 3	Total
Professional Services	$978,903	$476,352	—	$1,455,255
Real Estate Management & Development	539,993	—	—	539,993
Road & Rail	242,968	—	—	242,968
Semiconductors & Semiconductor Equipment	3,265,213	—	—	3,265,213
Software	2,606,285	—	—	2,606,285
Specialty Retail	903,294	—	—	903,294
Technology Hardware, Storage & Peripherals	1,364,672	—	—	1,364,672
Wireless Telecommunication Services	1,950,962	—	—	1,950,962
Short-Term Securities	—	1,097,653	—	1,097,653

Subtotal	$89,671,430	$2,967,945	—	$92,639,375

Investments Valued at NAV[1]				213,834

Total Investments				$92,853,209

[1]	As of August 31, 2017, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the period ended August 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	23

Statements of Assets and Liabilities

August 31, 2017	Advantage Global SmallCap Fund	Mid Cap Dividend Fund
Assets
Investments at value — unaffiliated[1,2]	$104,111,792	$92,639,375
Investments at value — affiliated[3]	1,555,241	213,834
Cash pledged for futures contracts	386,000	—
Foreign currency at value[4]	21,760	1,054
Receivables:
Investments sold — unaffiliated	870,185	—
Securities lending income — affiliated	1,568	10
Capital shares sold	5,574,017	8,408,100
Dividends — unaffiliated	188,569	218,054
From the Manager	110,627	79,360
Variation margin on futures contracts	58,901	—
Prepaid expenses	19,850	22,128

Total assets	112,898,510	101,581,915

Liabilities
Cash collateral on securities loaned at value	1,553,357	212,926
Payables:
Investments purchased — unaffiliated	5,972,286	8,473,701
Capital shares redeemed	430,732	182,946
Officer’s and Trustees’ fees	5,321	5,314
Other accrued expenses	147,926	97,765
Other affiliates	1,057	978

Total liabilities	8,110,679	8,973,630

Net Assets	$104,787,831	$92,608,285

Net Assets Consist of
Paid-in capital	$99,444,368	$93,145,041
Undistributed net investment income	1,581,098	894,028
Accumulated net realized gain (loss)	678,300	(439,433)
Net unrealized appreciation (depreciation)	3,084,065	(991,351)

Net Assets	$104,787,831	$92,608,285

Net asset value per share	$12.88	$11.37

Shares outstanding[5]	8,134,565	8,145,148
[1] Investments at cost — unaffiliated	$101,066,360	$93,629,891
[2] Securities loaned at value	$1,524,878	$213,902
[3] Investments at cost — affiliated	$1,555,136	$213,834
[4] Foreign currency at cost	$21,713	$1,051
[5] Unlimited number of shares authorized, $ 0.01 par value.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Statements of Operations

	Advantage Global SmallCap Fund		Mid Cap Dividend Fund
	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017
Investment Income
Dividends — unaffiliated	$1,204,831	$1,735,416	$823,735	$1,620,137
Securities lending — affiliated — net	37,623	223,741	8,198	23,619
Foreign taxes withheld	(96,762)	(64,649)	(378)	(3,737)

Total investment income	1,145,692	1,894,508	831,555	1,640,019

Expenses
Investment advisory	314,795	977,907	211,648	694,179
Transfer agent	11,720	35,918	10,430	34,294
Professional	85,454	77,616	71,663	58,372
Accounting services	11,664	33,303	8,809	26,104
Custodian	29,344	138,294	5,235	23,368
Printing	9,206	17,777	7,119	13,577
Officer and Trustees	8,192	17,803	8,124	17,740
Registration	8,956	35,055	10,042	33,252
Miscellaneous	22,196	29,150	6,522	11,624

Total expenses	501,527	1,362,823	339,592	912,510
Less:
Fees waived and/or reimbursed by the Manager	(501,527)	(1,362,100)	(339,592)	(911,787)

Total expenses after fees waived and/or reimbursed	—	723	—	723

Net investment income	1,145,692	1,893,785	831,555	1,639,296

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	1,721	58	662	246
Investments — unaffiliated	21,132,401	9,185,056	13,450,028	13,440,990
Futures contracts	22,325	—	31,267	—
Foreign currency transactions	60,875	21,881	(160)	(15)
Litigation proceeds	—	7,050	—	30,872

	21,217,322	9,214,045	13,481,797	13,472,093

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(1,932)	2,037	(859)	859
Investments — unaffiliated	(16,081,914)	7,367,809 [1]	(15,120,242)	4,080,335
Futures contracts	34,427	—	—	—
Foreign currency translations	4,398	(7,692)	(834)	(3)

	(16,045,021)	7,362,154	(15,121,935)	4,081,191

Net realized and unrealized gain (loss)	5,172,301	16,576,199	(1,640,138)	17,553,284

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,317,993	$18,469,984	$(808,583)	$19,192,580

[1]	Net of $38,751 foreign capital gain tax.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	25

Statements of Changes in Net Assets

	Advantage Global SmallCap Fund
	Period May 1, 2017 to August 31, 2017	Year Ended April 30,
Increase (Decrease) in Net Assets:		2017	2016
Operations
Net investment income	$1,145,692	$1,893,785	$1,748,166
Net realized gain (loss)	21,217,322	9,214,045	(7,561,794)
Net change in unrealized appreciation (depreciation)	(16,045,021)	7,362,154	(16,668,822)

Net increase (decrease) in net assets resulting from operations	6,317,993	18,469,984	(22,482,450)

Distributions to Shareholders[1]
From net investment income	(1,177,618)	(2,437,012)	(2,623,858)
From net realized gain	(13,847,318)	—	(7,180,074)

Decrease in net assets resulting from distributions to shareholders	(15,024,936)	(2,437,012)	(9,803,932)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(2,673,314)	(12,893,692)	(30,355,532)

Net Assets
Total increase (decrease) in net assets	(11,380,257)	3,139,280	(62,641,914)
Beginning of period	116,168,088	113,028,808	175,670,722

End of period	$104,787,831	$116,168,088	$113,028,808

Undistributed (distributions in excess of) net investment income, end of period	$1,581,098	$95,120	$(1,106,884)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Statements of Changes in Net Assets (concluded)

	Mid Cap Dividend Fund
	Period May 1, 2017 to August 31, 2017	Year Ended April 30,
Increase (Decrease) in Net Assets:		2017	2016
Operations
Net investment income	$831,555	$1,639,296	$2,344,235
Net realized gain (loss)	13,481,797	13,472,093	(473,959)
Net change in unrealized appreciation (depreciation)	(15,121,935)	4,081,191	(13,838,407)

Net increase (decrease) in net assets resulting from operations	(808,583)	19,192,580	(11,968,131)

Distributions to Shareholders[1]
From net investment income	(415,891)	(1,658,252)	(2,624,417)
From net realized gain	(18,277,021)	(137,079)	(17,085,067)

Decrease in net assets resulting from distributions to shareholders	(18,692,912)	(1,795,331)	(19,709,484)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	5,515,388	(12,306,072)	(32,749,707)

Net Assets
Total increase (decrease) in net assets	(13,986,107)	5,091,177	(64,427,322)
Beginning of period	106,594,392	101,503,215	165,930,537

End of period	$92,608,285	$106,594,392	$101,503,215

Undistributed net investment income, end of period	$894,028	$387,072	$412,887

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	27

Financial Highlights	Advantage Global SmallCap Fund

	Period May 1, 2017 to	Year Ended April 30,
	August 31, 2017	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$14.16	$12.32	$14.49	$16.29	$14.09	$12.66

Net investment income[1]	0.14	0.22	0.15	0.22	0.21	0.20
Net realized and unrealized gain (loss)	0.64	1.90	(1.53)	0.40	3.58	1.66

Net increase (decrease) from investment operations	0.78	2.12	(1.38)	0.62	3.79	1.86

Distributions:[2]
From net investment income	(0.16)	(0.28)	(0.21)	(0.03)	(0.39)	(0.43)
From net realized gain	(1.90)	—	(0.58)	(2.39)	(1.20)	—

Total distributions	(2.06)	(0.28)	(0.79)	(2.42)	(1.59)	(0.43)

Net asset value, end of period	$12.88	$14.16	$12.32	$14.49	$16.29	$14.09

Total Return[3]
Based on net asset value	5.43%[4]	17.33%[5]	(9.86)%	4.48%	27.71%	15.30%

Ratios to Average Net Assets
Total expenses	1.24%[6,7]	1.18%	1.14%	1.07%	1.08%	1.07%

Total expenses after fees waived and/or reimbursed	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	3.09%[6]	1.65%	1.17%	1.46%	1.35%	1.60%

Supplemental Data
Net assets, end of period (000)	$104,788	$116,168	$113,029	$175,671	$171,594	$144,493

Portfolio turnover rate	143%	69%	86%	91%	81%	70%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Annualized.
[7]	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.35%.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Financial Highlights	Mid Cap Dividend Fund

	Period May 1, 2017 to	Year Ended April 30,
	August 31, 2017	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$14.32	$12.20	$14.27	$15.83	$14.10	$12.11

Net investment income[1]	0.11	0.21	0.22	0.25	0.24	0.20
Net realized and unrealized gain (loss)	(0.23)	2.13	(0.62)	0.68	2.83	1.98

Net increase (decrease) from investment operations	(0.12)	2.34	(0.40)	0.93	3.07	2.18

Distributions:[2]
From net investment income	(0.06)	(0.20)	(0.22)	(0.23)	(0.24)	(0.19)
From net realized gain	(2.77)	(0.02)	(1.45)	(2.26)	(1.10)	—

Total distributions	(2.83)	(0.22)	(1.67)	(2.49)	(1.34)	(0.19)

Net asset value, end of period	$11.37	$14.32	$12.20	$14.27	$15.83	$14.10

Total Return[3]
Based on net asset value	(1.37)%[4]	19.24%[5]	(2.62)%	6.58%	22.36%	18.26%

Ratios to Average Net Assets
Total expenses	0.92%[6,7]	0.85%	0.83%	0.81%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	2.55%[6]	1.53%	1.72%	1.66%	1.58%	1.64%

Supplemental Data
Net assets, end of period (000)	$92,608	$106,594	$101,503	$165,931	$167,656	$153,741

Portfolio turnover rate	144%	82%	91%	83%	61%	57%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of distributions.
[4]	Aggregate total return.
[5]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
[6]	Annualized.
[7]	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.04%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	29

Notes to Financial Statements

1. Organization:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
Advantage Global SmallCap Fund	Advantage Global SmallCap	Diversified
Mid Cap Dividend Fund	Mid Cap Dividend	Diversified

Effective June 12, 2017, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio changed their names to Advantage Global SmallCap Fund and Mid Cap Dividend Fund, respectively. In addition, the Fund’s changed their investment strategies. On June 28, 2017, the Board of the Funds approved a change of the fiscal year end of the Funds from April 30 to August 31.

Investors may only purchase shares in the Funds by entering into a wrap-fee program or other separately managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

30	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	31

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2017, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

32	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Global SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$303,625	$(303,625)	—
Credit Suisse Securities (USA) LLC	77,500	(77,500)	—
Deutsche Bank Securities, Inc.	659,367	(659,367)	—
Goldman Sachs & Co.	49,808	(49,808)	—
Jefferies LLC	146,659	(146,659)	—
JP Morgan Securities LLC	82,706	(81,053)	$1,653
Merrill Lynch, Pierce, Fenner & Smith, Inc.	176,080	(176,080)	—
Morgan Stanley	29,133	(29,133)	—

Total	$1,524,878	$(1,523,225)	$1,653

Mid Cap Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$213,902	$(213,834)	$68

[1]

Cash collateral with a value of $1,553,357 and $212,926 has been received in connection with securities lending agreements for Advantage Global SmallCap and Mid Cap Dividend, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

[2]

The market value of the loaned securities is determined as of August 31, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	33

Notes to Financial Statements (continued)

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Advantage Global SmallCap	Mid Cap Dividend
Average Daily Net Assets	Investment Advisory Fee
Not exceeding $ 1 Billion	0.85%	0.65%
Exceeding $1 Billion but not exceeding $3 Billion	0.80%	0.61%
Exceeding $3 Billion but not exceeding $5 Billion	0.77%	0.59%
Exceeding $5 Billion but not exceeding $10 Billion	0.74%	0.57%
Exceeding $10 Billion	0.72%	0.55%

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. Extraordinary expenses may include dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses. This agreement has no fixed termination date.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017
Advantage Global SmallCap	$314,795	$977,907
Mid Cap Dividend	$211,648	$694,179

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. Effective August 28, 2017, the waiver became contractual through December 31, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.

In addition, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017
Advantage Global SmallCap	$186,732	$384,193
Mid Cap Dividend	$127,944	$217,608

The Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017
Advantage Global SmallCap	$407	$979
Mid Cap Dividend	$391	$882

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value

34	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Notes to Financial Statements (continued)

redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Mid Cap Dividend retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Advantage Global SmallCap retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Mid Cap Dividend, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Advantage Global SmallCap, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. Each Fund paid BIM the following amounts for securities lending agent services:

	Period May 1, 2017 to August 31, 2017	Year Ended April 30, 2017
Advantage Global SmallCap	$9,015	$45,057
Mid Cap Dividend	$3,256	$8,808

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended August 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended August 31, 2017, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Advantage Global SmallCap	$389,572	—	—
Mid Cap Dividend	$23,877,436	$7,591,628	$699,875

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	35

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the period ended August 31, 2017, purchases and sales of investments excluding short-term securities, were as follows:

	Advantage Global SmallCap	Mid Cap Dividend
Purchases	$152,424,648	$138,895,001
Sales	$169,720,646	$151,358,474

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended August 31, 2017 and each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, the use of equalization, income recognized from investments in partnerships and the character of income recognized from certain securities lending transactions were reclassified to the following accounts:

		Advantage Global SmallCap	Mid Cap Dividend
Paid-in capital		$(10,677)	$871,792
Undistributed net investment income		$1,517,904	$91,292
Accumulated net realized gain (loss)		$(1,507,227)	$(963,084)
The tax character of distributions paid was as follows:
		Advantage Global SmallCap	Mid Cap Dividend[1]
Ordinary income	8/31/17	$2,499,716	$4,418,493
	4/30/17	2,437,012	1,658,252
	4/30/16	4,164,271	4,619,314
Long-term capital gains	8/31/17	12,525,220	15,146,211
	4/30/17	—	672,617
	4/30/16	5,639,661	15,090,170

Total	8/31/17	$15,024,936	$19,564,704

	4/30/17	$2,437,012	$2,330,869

	4/30/16	$9,803,932	$19,709,484

[1] Distribution amounts may include a portion of the proceeds from redeemed shares. As of period end, the tax components of accumulated net earnings (losses) were as follows:
		Advantage Global SmallCap	Mid Cap Dividend
Undistributed ordinary income		$2,407,889	$883,416
Undistributed long term capital gains		548,728	—
Net unrealized gains (losses)[1]		2,386,846	(1,420,172)

Total		$5,343,463	$(536,756)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income and the treatment of certain security lending transactions.

36	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Notes to Financial Statements (continued)

During the period ended August 31, 2017, Advantage Global SmallCap utilized $2,418,260 of its capital loss carryforward.

As of August 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global SmallCap	Mid Cap Dividend
Tax cost	$103,280,533	$94,272,506

Gross unrealized appreciation	$ 5,408,389	$ 1,979,509
Gross unrealized depreciation	(3,021,889)	(3,398,806)

Net unrealized appreciation (depreciation)	$ 2,386,500	$ (1,419,297)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended August 31, 2017, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	37

Notes to Financial Statements (concluded)

of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Advantage Global SmallCap invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period May 1, 2017 to August 31, 2017		Year Ended April 30, 2017		Year Ended April 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Advantage Global SmallCap
Shares sold	1,446,707	$18,703,549	1,278,656	$16,673,214	3,384,146	$41,951,584
Shares redeemed	(1,515,613)	(21,376,863)	(2,247,301)	(29,566,906)	(6,335,257)	(72,307,116)

Net decrease	(68,906)	$(2,673,314)	(968,645)	$(12,893,692)	(2,951,111)	$(30,355,532)

Mid Cap Dividend
Shares sold	2,053,157	$23,817,315	1,067,826	$14,260,889	2,936,879	$34,884,053
Shares redeemed	(1,349,372)	(18,301,927)	(1,947,711)	(26,566,961)	(6,239,833)	(67,633,760)

Net increase (decrease)	703,785	$5,515,388	(879,885)	$(12,306,072)	(3,302,954)	$(32,749,707)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of Advantage Global SmallCap Fund (formerly Global SmallCap Portfolio) and Mid Cap Dividend Fund (formerly Mid Cap Value Opportunities Portfolio):

We have audited the statements of assets and liabilities, including the schedule of investments, of Advantage Global SmallCap Fund (formerly Global SmallCap Portfolio) and Mid Cap Dividend Fund (formerly Mid Cap Value Opportunities Portfolio) (collectively the “Funds”), each a series of Managed Account Series, as of August 31, 2017, and the related statements of operations for the period from May 1, 2017 to August 31, 2017 and the year ended April 30, 2017, the statements of changes in net assets for the period from May 1, 2017 to August 31, 2017 and for each of the two years in the period ended April 30, 2017, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Global SmallCap Fund and Mid Cap Dividend Fund, each of Managed Account Series, as of August 31, 2017, the results of their operations for the period from May 1, 2017 to August 31, 2017 and the year ended April 30, 2017, the changes in their net assets for the period from May 1, 2017 to August 31, 2017 and each of the two years in the period ended April 30, 2017, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2017

Important Tax Information (Unaudited)

During the fiscal period ended August 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Advantage Global SmallCap Fund	Mid Cap Dividend Fund
Qualified Dividend Income for Individuals[1]	7/21/2017	16.73%	11.72%
Dividends Qualifying for the Dividends
Received Deduction for Corporations[1]	7/21/2017	7.14%	10.15%
Qualified Short-Term Capital Gains for Non-Residents[2]	7/21/2017	52.89%	89.32%

[1] The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2] Represents the percentage of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Funds distributed long-term capital gains to shareholders as follows:
	Payable Date	Advantage Global SmallCap Fund	Mid Cap Dividend Fund
Long-Term Capital Gain Distributions Per Share	7/21/2017	$1.716236	$2.241600

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	39

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of Advantage Global SmallCap Fund and Mid Cap Dividend Fund (each, a “Fund,” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and with respect to the Mid Cap Dividend Fund, the Morningstar Classification; (b) a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

40	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category and with respect to the Mid Cap Dividend Fund, the Morningstar Classification. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	41

Disclosure of Investment Advisory Agreement (continued)

can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Advantage Global SmallCap Fund ranked in the second quartile against its Broadridge Performance Universe. The Board noted that effective June 12, 2017, the Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Advantage Global SmallCap Fund changed its name from Global SmallCap Portfolio of Managed Account Series to Advantage Global SmallCap Fund of Managed Account Series.

The Board noted that for the one-, three- and five-year periods reported, the Mid Cap Dividend Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Performance Universe. BlackRock believes that the Morningstar Performance Universe is an appropriate performance metric for the Mid Cap Dividend Fund. The Board noted that effective June 12, 2017, the Mid Cap Dividend Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from Mid Cap Value Opportunities Portfolio of Managed Account Series to Mid Cap Dividend Fund of Managed Account Series.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge either Fund a net advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing each Fund, to such Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Advantage Global SmallCap Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Advantage Global SmallCap Fund’s advisory fee rate as compared to its Expense Peers, but instead recognized that shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Advantage Global SmallCap Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

42	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement (concluded)

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Mid Cap Dividend Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Mid Cap Dividend Fund’s advisory fee rate as compared to its Expense Peers, but instead recognized that shares of the Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Mid Cap Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	43

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company.
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

44	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees[2] (concluded)
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee	Since 2007	Trustee Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	45

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]  Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

46	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodians Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	47

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	MANAGED ACCOUNT SERIES	AUGUST 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	AUGUST 31, 2017	49

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS2-8/17-AR

Item 2 –	Code of Ethics – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[4]	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Advantage Global SmallCap Fund	$23,970	$28,169	$2,000	$0	$6,600	$14,058	$0	$0
Mid Cap Dividend Fund	$23,664	$27,863	$2,000	$0	$6,500	$14,007	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[4]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 The Fund changed its fiscal year end from April to August in 2017 whereby this fiscal year consists of the four months ended August 31, 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
Advantage Global SmallCap Fund	$8,600	$14,058
Mid Cap Dividend Fund	$8,500	$14,007

1 The Fund changed its fiscal year end from April to August in 2017 whereby this fiscal year consists of the four months ended August 31, 2017.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2 (a)(2) Certifications – Attached hereto (a)(3) Not Applicable (b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: November 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: November 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Managed Account Series

Date: November 3, 2017